                                                                  EXHIBIT 99.2

MORGAN STANLEY DEAN WITTER                                  September 17, 1997
Asset Finance Group
ABS/MBS Capital Markets


                           COMPUTATIONAL MATERIALS

                                 $75,000,000
                                (Approximate)

                    EquiVantage Home Equity Loan Trust 1997-3

                              HOME EQUITY LOAN ABS


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

MORGAN STANLEY DEAN WITTER                                  September 17, 1997
Asset Finance Group
ABS/MBS Capital Markets


       $75,000,000 EquiVantage Home Equity Loan Asset Backed Certificates
                                 Series 1997-3

                               EquiVantage Inc.
                                  Servicer

                            Transaction Highlights

                                            Expected      Average      Modified                           Payment
                                             Ratings        Life       Duration                           Window
                Class Size                 (Moody's/     to Call(2)   to Call(2)                         to Call(2)     Price Talk
Class(1)       ($ millions)   Class Type      S&P)         (years)     (years)     Benchmark              (months)         (bps)

A-1......        22.00         Fixed         Aaa/AAA         1.11       1.04     4.75% of 8/98      26 (10/97--11/99)     +[   ]
A-2......        12.00         Fixed         Aaa/AAA         3.10       2.72     3-year UST         27 (11/99--1/02)      +[   ]
A-3......        10.00         Fixed         Aaa/AAA         6.52       5.03     5.875% of 2/04     46 (1/02--10/05)      +[   ]
A-4......         5.00      Fixed Lockout    Aaa/AAA         6.32       4.94     5.875% of 2/04     61 (10/00--10/05)     +[   ]
A-5......        26.00        Floating       Aaa/AAA         2.88       2.47     1-month LIBOR      97 (10/97--10/05)     +[   ]
Total....      $ 75.00           --            --             --         --           --                    --              --

(1) Class A-1 through A-4 are backed by the fixed rate loan pool; Class A-5 is backed by the ARM loan pool.

(2) See "Pricing Prepayment Speed" below.

Servicer:                     EquiVantage Inc.
Sponsor of the Trust          EquiVantage Acceptance Corp.
Trustee:                      Norwest Bank Minnesota, National Association

Pricing Prepayment Speed:
Fixed Rate Certificates:      All classes are priced at 120% of the
                              prepayment assumption ("PPM"). 120% PPM describes
                              prepayments starting at 4.8% CPR in month 1,
                              increasing by 1.745% CPR per month to 24% CPR in
                              month 12, and remaining at 24% CPR thereafter.
Adjustable Rate Certificate:  Constant 25% CPR.


CREDIT ENHANCEMENT:                         FIXED RATE CERTIFICATES                   ARM CERTIFICATES
------------------------------------  ------------------------------------  ------------------------------------
                                      1. Excess cash;                       1. Excess cash;
                                      2. Overcollateralization initially    2. Overcollateralization initially
                                         0%, building up to [4.01%] of the     [3.14%], building up to [6.40%] of
                                         original loan amount;                 the original loan amount;
                                      3. 100% FGIC surety bond;             3. 100% FGIC surety bond;

Expected Pricing Date:        September 19, 1997.
Expected Settlement:          September 26, 1997 through DTC, Euroclear and CEDEL.
Distribution Dates:           The 25th of each month, beginning October 25, 1997.
Optional Call:                10% Clean-up call (10% of combined fixed and ARM pool
                                original collateral balances).
Coupon Step-Up:               If the 10% clean-up call option is not exercised,
                                (i) the Class A-3 and Class A-4 pass-through
                                rates will increase by 0.50 bps, and (ii)
                                the Class A-5 spread to LIBOR will double as an
                                incentive for EquiVantage to exercise.


------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                         Transaction Highlights
                             (continued)

Net Available Funds Cap:      The adjustable rate certificates will be subject to
                                an available funds cap equal to the weighted
                                average coupon rate of the adjustable rate home
                                equity loans less approximately 0.75% per annum
                                (consisting of the servicing and surety bond
                                fees) prior to the 6th payment date, and less
                                approximately 1.50% per annum (consisting of the
                                servicing and surety bonds fees, and a 0.75% carve-out) thereafter.
Class A-5 Available Funds     If the Class A-5 pass-through rate is at its Net
Carry-Forward Amount:           Available Funds Cap (see above), interest not paid
                                to the Class A-5 certificateholders
                                due to this cap will be carried forward to future
                                periods and will accrue interest at the applicable
                                pass through rate.
Tax Status:                   REMIC
ERISA Eligibility:            All classes are ERISA eligible.
SMMEA Eligibility:            No classes are SMMEA eligible.

------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                  EquiVantage 1997-2 Collateral Description

 . Collateral statistics based on a statistical calculation pool (cut-off date: September 1, 1997).

                                FIXED RATE HOME EQUITY LOANS--GROUP I                 ARM HOME EQUITY LOANS--GROUP II
------------                    ---------------------------------------------
Aggregate Pool Balance:.......  $48,247,433.71                                        $25,222,718.50
Number of Loans:..............  816                                                   264
Average Outstanding Balance:..  $59,126.76 (min: $9,625; max: $368,050)               $95,540.60 (min: $20,000; max: $451,623)
Total Original Balance:.......  $48,283,958 (min: $10,000; max: $368,050)             $25,230,439 (min: 20,000; max: $452,000)
Average Original Balance:.....  $59,171.52                                            $95,569.84
Lien Position:................  94.3% firsts; 5.7% non-firsts                         99.8% firsts; 0.2% non-firsts
Prepayment Penalty:...........  54.6% have penalties                                  66.8% have penalties
WA Original Loan to Value
  Ratio(1):...................  77.9% (44.1% >80%, min: 11.1%/max: 109.4%)            81.9% (58.1%>80%, min: 25.0%/max: 97.1%)
WA Junior Lien Ratio(2)(a):...  41.8%                                                 N/A
Loan Type:....................  100% Fixed Rate                                       a) 58.8% 2/28 6-month LIBOR
                                                                                      b) 38.0% 6-month LIBOR
                                                                                      c) 3.2% 2/28 1-year CMT
Original WA Original Term:....  247 months (50.16% 180-month maturity                 358 months (1.0% 180-month maturity
                                 33.17% 360-month maturity)                            98.6% 360-month maturity)
Remaining WA Maturity:........  245.6 months                                          356.0 months
WA Seasoning:.................  1 month                                               2 months
Latest Scheduled Maturity:....  Expected September 15, 2027                           Expected September 15, 2027
WA Gross Coupon:..............  10.97% (min: 8.49%; max: 15.45%)                      10.21% (current, min: 7.70%; max: 13.25%)
WA Gross Margin:..............  N/A                                                   a) 7.07% for 6-month LIBOR
                                                                                      b) 6.09% for 1-year CMT
WA Periodic Cap:..............  N/A                                                   1.42%
WA Months to Roll:............  N/A                                                   16 months
WA Lifetime Cap:..............  N/A                                                   16.946% (min: 14.05%; max: 19.60%)
WA Floor:.....................  N/A                                                   10.478% (min: 7.25%; max: 13.50%)
Property Type:................  88.0% single family, 5.9% man. housing,               91.2% single family, 3.8% 2-4 family,
                                3.0% 2-4 family, 1.4% PUD, 1.7% condo                 3.1% PUD, 1.9% other
Owner Occupancy:..............  a) 93.7% owner occupied                               a) 96.4% owner occupied
                                b) 6.3% investor property                             b) 3.6% investor property
Geographic Distribution (> 5%): TN (15.8%), OH (13.8%), SC (12.9%),                   MI (22.5%), OH (18.6%), MD (11.1%),
                                FL (8.3%), NC (8.0%), IL (7.8%), GA                   FL (7.2%), CA (6.4%), IL (6.0%)
                                (7.4%), IN (5.7%)                                     TE (5.4%)
% Cashout Refinancing:........  73.31%                                                64.59%

NOTE
----

    (1) Includes Original Combined Loan-to-Value for 2nd lien fixed rate loans.
    (2) Excludes first mortgages. Defined as ratio of current principal balance of the mortgage loan to the sum of the original principal balance of loan and principal balance at time of origination of the loan of any senior liens.


------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              Fixed Rate Collateral Tables

                                                        % OF                                 WEIGHTED
                       NUMBER OF       AGGREGATE      AGGREGATE   WEIGHTED       AVERAGE      AVERAGE
    REMAINING           MORTGAGE       PRINCIPAL      PRINCIPAL    AVERAGE       CURRENT      STD REM
 PRINCIPAL BALANCE        LOANS          BALANCE        BALANCE     COUPON       BALANCE       TERM
-------------------  -----------  ---------------  ----------  -----------  ------------       -----
        1 -  25,000          87      1,636,602.30        3.39      11.752      18,812.00         178
   25,001 -  50,000         315     11,782,461.00       24.42      11.303      37,405.00         210
   50,001 -  75,000         221     13,443,077.64       27.86      10.991      60,828.00         243
   75,001 - 100,000         105      8,999,785.92       18.65      10.948      85,712.00         267
  100,001 - 125,000          47      5,333,701.63       11.05      10.561     113,483.00         275
  125,001 - 150,000          21      2,929,808.70        6.07      10.511     139,515.00         275
  150,001 - 175,000           9      1,470,420.07        3.05      10.650     163,380.00         279
  175,001 - 200,000           3        563,481.26        1.17      10.563     187,827.00         178
  200,001 - 225,000           3        669,000.00        1.39      10.450     223,000.00         359
  225,001 - 250,000           1        237,921.21        0.49      11.340     237,921.00         357
  250,001 - 275,000           2        516,354.51        1.07       9.710     258,177.00         271
  275,001 - 300,000           1        296,769.47        0.62      10.630     296,769.00         357
  350,001 - 375,000           1        368,050.00        0.76      11.250     368,050.00         179
-------------------  -----------  ---------------  ----------  -----------  ------------       -----
Total:......                816     48,247,433.71      100.00      10.973      59,127.00         246
                     -----------  ---------------  ----------  -----------  ------------       -----

                         WEIGHTED
  REMAINING               AVERAGE    PERCENT     PERCENT     PERCENT
  PRINCIPAL              ORIGINAL    CASHOUT       FULL        OWNER
  BALANCE                  CLTV        REFI        DOC      OCCUPIED
--------------------    ---------  -----------  ---------  ---------
         1 -  25,000    64.126       86.75       98.43      88.18
    25,001 -  50,000    72.965       89.85       98.45      90.72
    50,001 -  75,000    78.697       76.54       99.59      96.51
    75,001 - 100,000    79.950       68.89       99.07      93.30
   100,001 - 125,000    81.659       58.10       97.81     100.00
   125,001 - 150,000    83.602       42.91      100.00      90.59
   150,001 - 175,000    78.941       66.60       88.10      88.78
   175,001 - 200,000    83.527       34.61      100.00     100.00
   200,001 - 225,000    74.678       66.37       67.12      66.52
   225,001 - 250,000    73.230      100.00      100.00     100.00
   250,001 - 275,000    90.000      --          100.00     100.00
   275,001 - 300,000    90.000      100.00      100.00     100.00
   350,001 - 375,000    85.000      100.00      100.00     100.00
  ------------------  ---------  -----------  ---------  ---------
Total:..............    77.882       73.31       98.22      93.73
                      ---------  -----------  ---------  ---------
--------
Min:........       9,625.45
Max:........     368,050.00
Average:....      59,126.76

------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                        % OF                                WEIGHTED      WEIGHTED
                          NUMBER OF     AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
                          MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
MORTGAGE RATES              LOANS        BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
----------------------  -------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
8.001 - 8.500                     2      100,400.00        0.21        8.491   50,200.00          180        77.014        11.95
8.501 - 9.000                    25    1,589,361.10        3.29        8.925   63,574.00          217        75.830        52.12
9.001 - 9.500                    53    3,712,733.60        7.70        9.309   70,052.00          256        79.473        42.04
9.501 - 10.000                  107    7,189,819.10       14.90        9.782   67,195.00          276        76.057        66.93
10.001 - 10.500                  97    6,453,807.66       13.38       10.355   66,534.00          249        77.382        79.69
10.501 - 11.000                 143    9,110,447.50       18.88       10.781   63,709.00          259        79.228        72.49
11.001 - 11.500                  87    5,473,005.97       11.34       11.322   62,908.00          238        77.928        84.96
11.501 - 12.000                  96    4,747,917.13        9.84       11.781   49,457.00          232        76.677        74.38
12.001 - 12.500                  77    3,477,555.99        7.21       12.323   45,163.00          214        79.758        86.94
12.501 - 13.000                  67    3,773,209.52        7.82       12.790   56,317.00          224        80.117        81.16
13.001 - 13.500                  32    1,390,185.58        2.88       13.258   43,443.00          206        76.052        95.66
13.501 - 14.000                  21      864,835.40        1.79       13.680   41,183.00          253        73.255        77.84
14.001 - 14.500                   7      311,155.16        0.64       14.141   44,451.00          256        76.491        28.69
14.501 - 15.000                   1       32,500.00        0.07       14.580   32,500.00          177        65.000       100.00
15.001 - 15.500                   1       20,500.00        0.04       15.450   20,500.00          178        50.000       100.00
                                ---   -------------  -----------  -----------  ---------          ---    -----------  -----------
Total:                          816   48,247,433.71      100.00       10.973   59,127.00          246        77.882        73.31
                                ---   -------------  -----------  -----------  ---------          ---    -----------  -----------

                          PERCENT      PERCENT
                           FULL         OWNER
MORTGAGE RATES              DOC       OCCUPIED
----------------------  -----------  -----------
8.001 - 8.500               100.00       100.00
8.501 - 9.000               100.00       100.00
9.001 - 9.500               100.00       100.00
9.501 - 10.000              100.00        99.22
10.001 - 10.500              96.59        97.71
10.501 - 11.000             100.00        89.53
11.001 - 11.500              97.57        87.00
11.501 - 12.000              97.05        84.75
12.001 - 12.500             100.00        97.90
12.501 - 13.000              99.30        95.11
13.001 - 13.500              83.96        92.78
13.501 - 14.000              86.47        93.99
14.001 - 14.500             100.00        93.75
14.501 - 15.000             100.00       100.00
15.001 - 15.500             100.00       100.00
                        -----------  -----------
Total:                       98.22        93.73
                        -----------  -----------
-----------
Min: 8.49
Max: 15.45
Weighted Average Coupon: 10.97

-------------------











------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                        % OF                                WEIGHTED      WEIGHTED
                          NUMBER OF     AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
 MONTHS REMAINING TO      MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
  SCHEDULED MATURITY        LOANS        BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
----------------------  -------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Jan-60                            6      129,760.36        0.27       10.626   21,627.00           58        51.853       100.00
61--120                          27      854,082.36        1.77       10.925   31,633.00          116        63.885        96.57
121--180                        455   24,232,095.49       50.22       11.141   53,257.00          179        77.410        73.39
181--240                        135    6,927,353.12       14.36       11.040   51,314.00          238        76.996        90.83
241--300                          2      100,186.61        0.21       11.151   50,093.00          298        74.619       100.00
301--360                        191   16,003,955.77       33.17       10.695   83,790.00          358        79.959        64.00
                                ---    ------------  -----------  -----------  ---------          ---    -----------  -----------
Total:                          816   48,247,433.71      100.00       10.973   59,127.00          246        77.882        73.31
                                ---   -------------  -----------  -----------  ---------          ---    -----------  -----------

                          PERCENT      PERCENT
 MONTHS REMAINING TO       FULL         OWNER
  SCHEDULED MATURITY        DOC       OCCUPIED
----------------------  -----------  -----------
Jan-60                      100.00       100.00
61--120                     100.00        94.63
121--180                     98.84        94.26
181--240                     97.74        94.48
241--300                    100.00       100.00
301--360                     97.37        92.47
                        -----------  -----------
Total:                       98.22        93.73
                        -----------  -----------

-------------
Min: 57.00
Max: 360.00
Weighted Average: 245.59

---------------------




















This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                        % OF                                WEIGHTED      WEIGHTED
                          NUMBER OF     AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
                          MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
PRODUCT TYPE                LOANS        BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
----------------------  -------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Balloon - 15/30                 242   16,168,258.31       33.51       11.233   66,811.00          179        80.195        64.76
Fixed - 30 Year                 191   16,003,955.77       33.17       10.695   83,790.00          358        79.959        64.00
Fixed - 15 Year                 213    8,063,837.18       16.71       10.958   37,858.00          178        71.824        90.68
Fixed - 20 Year                 135    6,927,353.12       14.36       11.040   51,314.00          238        76.996        90.83
Fixed - 10 Year                  27      854,082.36        1.77       10.925   31,633.00          116        63.885        96.57
Fixed - 5 Year                    6      129,760.36        0.27       10.626   21,627.00           58        51.853       100.00
Fixed - 25 Year                   2      100,186.61        0.21       11.151   50,093.00          298        74.619       100.00
                                ---   -------------  -----------  -----------  ---------          ---    -----------  -----------
Total:                          816   48,247,433.71      100.00       10.973   59,127.00          246        77.882        73.31
                                ---   -------------  -----------  -----------  ---------          ---    -----------  -----------


                          PERCENT      PERCENT
                           FULL         OWNER
PRODUCT TYPE                DOC       OCCUPIED
----------------------  -----------  -----------
Balloon - 15/30              98.76        92.89
Fixed - 30 Year              97.37        92.47
Fixed - 15 Year              99.00        97.01
Fixed - 20 Year              97.74        94.48
Fixed - 10 Year             100.00        94.63
Fixed - 5 Year              100.00       100.00
Fixed - 25 Year             100.00       100.00
                        -----------  -----------
Total:                       98.22        93.73
                        -----------  -----------












This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    NUMBER                      # OF
                                     OF         AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE
DISTRIBUTION OF LOAN              MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT
PURPOSE                            LOANS        BALANCE       BALANCE      COUPON      BALANCE
-----------------------------  ------------  -------------  -----------  -----------  ---------
Refinance-Cashout                      455   23,974,552.08      49.69       11.189   52,691.00
Debt Consolidation                     192   11,397,972.25      23.62       10.939   59,364.00
Purchase                                87    7,119,780.89      14.76       10.684   81,837.00
Refinance-Rate Term                     82    5,755,128.49      11.93       10.503   70,184.00
-------------------                 ------   -------------     ------       ------   ----------
Total:                                 816   48,247,433.71     100.00       10.973   59,127.00
-------------------                 ------   -------------     ------       ------   ----------
                                                              WEIGHTED      WEIGHTED
                                                               AVERAGE       AVERAGE      PERCENT      PERCENT      PERCENT
DISTRIBUTION OF LOAN                                           STD REM      ORIGINAL      CASHOUT       FULL         OWNER
PURPOSE                                                         TERM          CLTV        REFI          DOC       OCCUPIED
----------------------------------------------------------  -------------  -----------  -----------  -----------  -----------

Refinance-Cashout                                                   237        75.052       100.00        96.58        92.94
Debt Consolidation                                                  245        77.406       100.00        99.77        97.58
Purchase                                                            255        85.846           --        99.82        93.12
Refinance-Rate Term                                                 270        80.761           --       100.00        90.21
-------------------                                               -----        ------       ------       ------        -----
Total:                                                              246        77.882        73.31        98.22        93.73
-------------------                                               -----        ------       ------       ------        -----












This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         % OF                                WEIGHTED      WEIGHTED
                           NUMBER OF     AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
    DISTRIBUTION OF        MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
   OCCUPANCY STATUS          LOANS        BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
-----------------------  -------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Owner Occupied.........          759    45,224,368.83      93.73       10.940   59,584.00          245        78.162        73.86
Investment.............           56     2,978,064.88       6.17       11.480   53,180.00          257        73.663        64.62
Second Home............            1        45,000.00       0.09       10.490   45,000.00          239        75.000       100.00
                                 ---    -------------  ----------  -----------  ---------          ---    -----------  -----------
Total:.................          816    48,247,433.71     100.00       10.973   59,127.00          246        77.882        73.31
                                 ---    -------------  ----------  -----------  ---------          ---    -----------  -----------


                           PERCENT      PERCENT
    DISTRIBUTION OF         FULL         OWNER
   OCCUPANCY STATUS          DOC       OCCUPIED
-----------------------  -----------  -----------
Owner Occupied.........       98.16       100.00
Investment.............       99.12       --
Second Home............      100.00       --
                         -----------  -----------
Total:.................       98.22        93.73
                         -----------  -----------













This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                                      % OF
                                                                        NUMBER OF     AGGREGATE     AGGREGATE    WEIGHTED
                          DISTRIBUTION OF                               MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE
                           PROPERTY TYPES                                 LOANS        BALANCE       BALANCE      COUPON
--------------------------------------------------------------------  -------------  ------------  -----------  -----------
Single Family Detached..............................................          710    42,296,669.58      87.67       10.915
Manufactured Housing................................................           63     2,834,801.56       5.88       11.638
2-4 Family                                                                     18     1,455,144.14       3.02       11.648
PUD.................................................................            7       684,139.42       1.42        9.496
Condo...............................................................           10       626,949.04       1.30       11.376
Blanket Mortgage....................................................            4       216,906.35       0.45       12.446
Single Family Attached..............................................            4       132,823.62       0.28       11.428
                                                                              ---    -------------  -----------  -----------
Total:..............................................................          816    48,247,433.71     100.00       10.973
                                                                              ---    -------------  -----------  -----------

                                                                                   WEIGHTED      WEIGHTED
                                                                       AVERAGE      AVERAGE       AVERAGE      PERCENT
                          DISTRIBUTION OF                              CURRENT      STD REM      ORIGINAL      CASHOUT
                           PROPERTY TYPES                              BALANCE       TERM          CLTV         REFI
--------------------------------------------------------------------  ---------  -------------  -----------  -----------
Single Family Detached..............................................  59,573.00          243        78.019        74.86
Manufactured Housing................................................  44,997.00          222        75.802        75.36
2-4 Family                                                            80,841.00          316        74.029        64.80
PUD.................................................................  97,734.00          323        83.974        17.68
Condo...............................................................  62,695.00          287        78.587        33.11
Blanket Mortgage....................................................  54,227.00          300        74.368       100.00
Single Family Attached..............................................  33,206.00          178        81.013        62.73
                                                                      ---------          ---    -----------  -----------
Total:..............................................................  59,127.00          246        77.882        73.31
                                                                      ---------          ---    -----------  -----------



                                                                        PERCENT      PERCENT
                          DISTRIBUTION OF                                FULL         OWNER
                           PROPERTY TYPES                                 DOC        OCCUPIED
--------------------------------------------------------------------  -----------  -----------
Single Family Detached..............................................       97.97       95.80
Manufactured Housing................................................      100.00       97.16
2-4 Family                                                                100.00       36.38
PUD.................................................................      100.00      100.00
Condo...............................................................      100.00       74.68
Blanket Mortgage....................................................      100.00       62.43
Single Family Attached..............................................      100.00      100.00
                                                                      -----------  -----------
Total:..............................................................       98.22       93.73
                                                                      -----------  -----------









This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                          % OF                                WEIGHTED      WEIGHTED
                           NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
                           MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
PREPAYMENT PENALTY           LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
----------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Prepayment Penalty....           421     26,348,379.50      54.61       10.814   62,585.00          248        78.091        71.82
No Prepayment
  Penalty.............           395     21,899,054.21      45.39       11.165   55,441.00          243        77.630        75.11
                                 ---     -------------  ----------  -----------  ---------          ---    -----------       -----
Total:................           816     48,247,433.71     100.00       10.973   59,127.00          246        77.882        73.31
                                 ---     -------------  ----------  -----------  ---------          ---    -----------       -----


                          PERCENT      PERCENT
                           FULL         OWNER
PREPAYMENT PENALTY          DOC       OCCUPIED
----------------------  -----------  -----------
Prepayment Penalty....       98.71        93.01
No Prepayment
  Penalty.............       97.63        94.60
                             -----        -----
Total:................       98.22        93.73
                             -----        -----













    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         % OF                                WEIGHTED      WEIGHTED
    GEOGRAPHICAL          NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
    DISTRIBUTION          MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
         (1)                LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
---------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Arkansas.............             2        84,779.75        0.18       11.670    42,390.00          295        87.964        47.18
Colorado.............             3       322,194.97        0.67        9.923   107,398.00          251        90.289        47.39
Florida..............            69     4,014,817.99        8.32       10.935    58,186.00          251        79.283        50.84
Georgia..............            54     3,579,168.37        7.42       11.037    66,281.00          241        81.255        70.95
Iowa.................             8       372,636.29        0.77       11.776    46,580.00          218        77.087        67.01
Idaho................             2       165,795.00        0.34       11.100    82,898.00          306        87.057       --
Illinois.............            58     3,751,071.47        7.77       11.042    64,674.00          262        74.624        85.65
Indiana..............            61     2,730,437.24        5.66       10.487    44,761.00          243        78.024        78.55
Kansas...............             3        93,200.71        0.19       11.861    31,067.00          179        76.146        28.17
Kentucky.............            22     1,819,388.76        3.77       11.072    82,699.00          250        79.643        69.96
Louisiana............            38     2,108,725.41        4.37       11.393    55,493.00          262        76.351        78.62
Maryland.............             9       678,504.32        1.41       11.088    75,389.00          279        83.267        55.11
Michigan.............            43     2,362,518.80        4.90       10.661    54,942.00          234        73.327        94.54
Missouri.............             1        50,037.71        0.10        8.750    50,038.00          346        80.000       --
Mississippi..........             6       358,631.86        0.74       10.964    59,772.00          251        78.212        78.19
North Carolina.......            59     3,879,726.81        8.04       11.130    65,758.00          262        77.253        65.14
Ohio.................           109     6,645,423.01       13.77       10.615    60,967.00          260        76.952        70.34
Oregon...............             2       149,671.11        0.31        9.715    74,836.00          178        88.903       100.00
South Carolina.......           123     6,213,288.67       12.88       11.323    50,515.00          237        77.104        82.14
Tennessee............           129     7,623,135.75       15.80       11.026    59,094.00          223        79.054        77.25
Texas................             4       189,779.09        0.39       12.574    47,445.00          176        82.916       --
Utah.................             2       294,901.43        0.61       11.604   147,451.00          251        58.196       100.00
Virginia.............             3       116,218.29        0.24       11.775    38,739.00          177        67.989       100.00
Washington...........             3       493,362.55        1.02        9.595   164,454.00          238        86.235        49.13
West Virginia........             3       150,018.35        0.31       11.459    50,006.00          242        77.004       100.00
                                ---     ------------  -----------  -----------  ----------          ---    -----------  -----------
Total:...............           816     48,247,433.71     100.00       10.973    59,127.00          246        77.882        73.31
                                ---     ------------  -----------  -----------  ----------          ---    -----------  -----------


    GEOGRAPHICAL         PERCENT      PERCENT
    DISTRIBUTION          FULL         OWNER
         (1)               DOC       OCCUPIED
---------------------  -----------  -----------
Arkansas.............      100.00        47.18
Colorado.............      100.00       100.00
Florida..............      100.00        92.24
Georgia..............      100.00        92.71
Iowa.................      100.00       100.00
Idaho................      100.00       100.00
Illinois.............      100.00        98.67
Indiana..............       99.52        96.11
Kansas...............       71.83        27.89
Kentucky.............      100.00        85.35
Louisiana............       96.02        98.46
Maryland.............      100.00       100.00
Michigan.............       99.46        96.14
Missouri.............      100.00       100.00
Mississippi..........      100.00        86.34
North Carolina.......       93.28        93.91
Ohio.................       97.41        87.06
Oregon...............      100.00       100.00
South Carolina.......       98.14        95.53
Tennessee............      100.00        96.21
Texas................      100.00       100.00
Utah.................       40.67       100.00
Virginia.............      100.00       100.00
Washington...........      100.00        83.68
West Virginia........      100.00       100.00
                       -----------  -----------
Total:...............       98.22        93.73
                       -----------  -----------









    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION
NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                      % OF                              WEIGHTED    WEIGHTED
                       NUMBER OF     AGGREGATE     AGGREGATE     WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT
 CALENDAR YEAR OF      MORTGAGE      PRINCIPAL     PRINCIPAL      AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT
    ORIGINATION          LOANS        BALANCE       BALANCE       COUPON      BALANCE     TERM        CLTV         REFI
-------------------  -------------  ------------  ------------  -----------  ---------  ---------  -----------  -----------
1996                          3      109,601.07           0.23      10.463   36,534.00        322      88.634         --
1997                        813   48,137,832.64          99.77      10.975   59,210.00        245      77.857         73.48
                          -----   -------------  -------------  -----------  ---------  ---------  -----------  -----------
Total:.............         816   48,247,433.71         100.00      10.973   59,127.00        246      77.882         73.31
                          -----   -------------  -------------  -----------  ---------  ---------  -----------  -----------


                       PERCENT      PERCENT
 CALENDAR YEAR OF       FULL         OWNER
    ORIGINATION          DOC       OCCUPIED
-------------------  -----------  -----------
1996                     100.00        59.14
1997                      98.22        93.81
                          -----   -----------
Total:.............       98.22        93.73
                          -----   -----------

------------------------








    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                         % OF
                                                            NUMBER OF     AGGREGATE     AGGREGATE     WEIGHTED     AVERAGE
                   COMBINED ORIGINAL                        MORTGAGE      PRINCIPAL     PRINCIPAL      AVERAGE     CURRENT
                  LOAN-TO-VALUE RATIOS                        LOANS        BALANCE       BALANCE       COUPON      BALANCE
---------------------------------------------------------  -----------   ------------  -----------   -----------  ---------
 10.01 --  20.00.........................................           6      110,678.98        0.23       10.075   18,446.00
 20.01 --  30.00.........................................           5      115,789.42        0.24       10.156   23,158.00
 30.01 --  40.00.........................................          12      276,482.71        0.57       11.750   23,040.00
 40.01 --  50.00.........................................          30      882,840.26        1.83       10.441   29,428.00
 50.01 --  60.00.........................................          54    2,428,627.56        5.03       10.649   44,975.00
 60.01 --  70.00.........................................         134    7,843,951.04       16.26       10.573   58,537.00
 70.01 --  80.00.........................................         285   15,301,515.26       31.71       11.482   53,690.00
 80.01 --  90.00.........................................         279   20,605,947.28       42.71       10.812   73,856.00
 90.01 -- 100.00.........................................           9      583,501.20        1.21       10.925   64,833.00
100.01 -- 110.00.........................................           2       98,100.00        0.20       10.470   49,050.00
                                                           -----------  ------------  -----------   -----------  ---------
Total:...................................................         816   48,247,433.71     100.00        10.973   59,127.00
                                                           -----------  ------------  -----------  -----------  ---------
                                                                    WEIGHTED      WEIGHTED
                                                                    AVERAGE       AVERAGE      PERCENT      PERCENT      PERCENT
                        ORIGINAL                                    STD REM      ORIGINAL      CASHOUT       FULL         OWNER
                  LOAN-TO-VALUE RATIOS                                TERM          CLTV         REFI         DOC       OCCUPIED
---------------------------------------------------------        -------------  -----------  -----------  -----------  -----------

 10.01 --  20.00.............................................          164        15.082        85.68       100.00       100.00

 20.01 --  30.00.............................................          179        24.315       100.00       100.00       100.00

 30.01 --  40.00.............................................          176        35.847        96.52        95.30        89.17

 40.01 --  50.00.............................................          173        46.623        92.56       100.00       100.00

 50.01 --  60.00.............................................          230        56.153        96.71        91.11        93.34

 60.01 --  70.00.............................................          247        67.271        88.31        95.70        88.44

 70.01 --  80.00.............................................          241        77.938        77.79        98.08        90.01

 80.01 --  90.00.............................................          255        86.439        60.71       100.00        98.30

 90.01 -- 100.00.............................................          246        92.727        49.87       100.00        92.33

100.01 -- 110.00.............................................          200       103.543       100.00       100.00       100.00

                                                                       ---    -----------  -----------  -----------  -----------

Total:...................................................              246        77.882        73.31        98.22        93.73
                                                                       ---    -----------  -----------  -----------  -----------
Min: 11.09
Max: 109.38
Weighted Average: 77.88


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                        % OF
                                                           NUMBER OF    AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE
                            ORIGINAL                       MORTGAGE     PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT
                  LOAN-TO-VALUE RATIOS                       LOANS       BALANCE       BALANCE      COUPON      BALANCE
--------------------------------------------------------  -----------  ------------  -----------  -----------  ---------
10.001--20.000..........................................          26     586,584.84        1.22       11.691   22,561.00
20.001--30.000..........................................          34   1,077,309.15        2.23       11.601   31,686.00
30.001--40.000..........................................          38   1,112,965.41        2.31       11.710   29,289.00
40.001--50.000..........................................          34   1,121,440.98        2.32       10.725   32,984.00
50.001--60.000..........................................          51   2,390,163.17        4.95       10.631   46,866.00
60.001--70.000..........................................         123   7,444,230.96       15.43       10.531   60,522.00
70.001--80.000..........................................         262  14,533,696.98       30.12       11.461   55,472.00
80.001--90.000..........................................         240  19,422,550.27       40.26       10.736   80,927.00
90.001 -100.000.........................................           7     496,391.95        1.03       11.040   70,913.00
100.001 -110.000........................................           1      62,100.00        0.13       10.250   62,100.00
                                                          -----------  ------------  -----------  -----------  ---------
Total:..................................................         816   48,247,433.71     100.00       10.973   59,127.00
                                                          -----------  ------------  -----------  -----------  ---------
                                                          -----------  ------------  -----------  -----------  ---------

                                                            WEIGHTED      WEIGHTED
                                                             AVERAGE       AVERAGE      PERCENT      PERCENT      PERCENT
                   COMBINED ORIGINAL                         STD REM      ORIGINAL      CASHOUT       FULL         OWNER
                  LOAN-TO-VALUE RATIOS                        TERM          CLTV         REFI          DOC       OCCUPIED
--------------------------------------------------------  -------------  -----------  -----------  -----------  -----------

10.001--20.000..........................................          184        66.211        90.61       100.00       100.00

20.001--30.000..........................................          191        72.879       100.00        94.89        90.74

30.001--40.000..........................................          195        68.100        99.14        95.69        96.14

40.001--50.000..........................................          182        52.175        94.14       100.00        93.49

50.001--60.000..........................................          234        57.123        96.66        90.97        93.78

60.001--70.000..........................................          250        67.421        88.01        95.47        89.83

70.001--80.000..........................................          243        77.998        76.62        98.60        89.64

80.001--90.000..........................................          259        86.581        58.39       100.00        98.19

90.001 -100.000.........................................          258        92.794        41.07       100.00        90.98

100.001 -110.000........................................          178       100.160       100.00       100.00       100.00

                                                                  ---    -----------  -----------  -----------  -----------

Total:..................................................          246        77.882        73.31        98.22        93.73

                                                                  ---    -----------  -----------  -----------  -----------
Min: 11.09
Max: 100.16
Weighted Average: 75.26



    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                         % OF
                                                            NUMBER OF    AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE
                                                            MORTGAGE     PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT
LIEN POSITION                                                 LOANS       BALANCE       BALANCE      COUPON      BALANCE
---------------------------------------------------------  -----------  ------------  -----------  -----------  ---------
1st Lien................................................          730  45,495,506.08       94.30       10.930   62,323.00
2nd Lien................................................           86   2,751,927.63        5.70       11.686   31,999.00
                                                           -----------  ------------  -----------  -----------  ---------
Total:..................................................          816   48,247,433.71     100.00       10.973   59,127.00
                                                           -----------  ------------  -----------  -----------  ---------

                                                             WEIGHTED      WEIGHTED
                                                              AVERAGE       AVERAGE      PERCENT       PERCENT      PERCENT
                                                              STD REM      ORIGINAL      CASHOUT        FULL         OWNER
LIEN POSITION                                                  TERM          CLTV         REFI          DOC       OCCUPIED
---------------------------------------------------------  -------------  -----------  -----------  -----------  -----------

1st Lien................................................          249        77.901        71.82        98.31        93.76

2nd Lien................................................          196        77.569        98.00        96.73        93.25
                                                                  ---    -----------       -----        -----        -----
Total:...................................................         246        77.882        73.31        98.22        93.73
                                                                  ---    -----------       -----        -----        -----


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                                         % OF
                                                             NUMBER OF    AGGREGATE    AGGREGATE    WEIGHTED     AVERAGE
                                                             MORTGAGE     PRINCIPAL    PRINCIPAL     AVERAGE     CURRENT
JUNIOR LOAN RATIOS                                             LOANS       BALANCE      BALANCE      COUPON      BALANCE
----------------------------------------------------------  -----------  -----------  -----------  -----------  ---------
15.001 -20.000............................................           4     92,357.05        3.36       12.248   23,089.00
20.001 -25.000............................................          13    310,032.40       11.27       12.342   23,849.00
25.001 -30.000............................................          12    344,836.86       12.53       11.841   28,736.00
30.001 -35.000............................................          14    441,621.86       16.05       11.525   31,544.00
35.001 -40.000............................................          14    479,391.31       17.42       11.613   34,242.00
40.001 -45.000............................................           9    339,190.97       12.33       11.790   37,688.00
45.001 -50.000............................................           4    139,046.29        5.05       12.106   34,762.00
50.001 -55.000............................................           2     40,011.00        1.45       10.792   20,006.00
55.001 -60.000............................................           2     87,378.36        3.18       12.242   43,689.00
60.001 -65.000............................................           2     93,877.10        3.41       11.665   46,939.00
65.001 -70.000............................................           2     91,200.00        3.31       11.559   45,600.00
70.001 -75.000............................................           4    120,613.87        4.38       10.957   30,153.00
85.001 -90.000............................................           1     15,850.00        0.58        9.250   15,850.00
90.001 -95.000............................................           2     89,376.81        3.25       11.594   44,688.00
95.001--100.000...........................................           1     67,143.75        2.44        9.290   67,144.00
                                                            -----------  -----------  -----------  -----------  ---------
Total:....................................................          86   2,751,927.63     100.00       11.686   31,999.00
                                                            -----------  -----------  -----------  -----------  ---------

                                                            -----------  -----------  -----------  -----------  ---------
                                                              WEIGHTED      WEIGHTED
                                                               AVERAGE       AVERAGE      PERCENT      PERCENT      PERCENT
                                                               STD REM      ORIGINAL      CASHOUT       FULL         OWNER
JUNIOR LOAN RATIOS                                              TERM          CLTV         REFI          DOC       OCCUPIED
----------------------------------------------------------  -------------  -----------  -----------  -----------  -----------

15.001 -20.000............................................          196        86.569        83.99       100.00       100.00

20.001 -25.000............................................          192        82.405       100.00       100.00       100.00

25.001 -30.000............................................          184        83.823        92.91       100.00       100.00

30.001 -35.000............................................          191        76.756       100.00        87.55       100.00

35.001 -40.000............................................          207        80.255       100.00       100.00       100.00

40.001 -45.000............................................          201        75.079       100.00       100.00        70.58

45.001 -50.000............................................          233        77.033       100.00        74.85       100.00

50.001 -55.000............................................          179        74.864       100.00       100.00        42.49

55.001 -60.000............................................          239        77.498       100.00       100.00       100.00

60.001 -65.000............................................          139        67.123       100.00       100.00       100.00

65.001 -70.000............................................          240        73.288       100.00       100.00        45.18

70.001 -75.000............................................          183        66.852       100.00       100.00        89.22

85.001 -90.000............................................          179        15.410        ---         100.00       100.00

90.001 -95.000............................................          155        58.672       100.00       100.00       100.00

95.001--100.000...........................................          177        91.810       100.00       100.00       100.00

                                                                    ---    -----------  -----------  -----------  -----------

Total:....................................................          196        77.569        98.00        96.73        93.25

                                                                    ---    -----------  -----------  -----------  -----------
Min: 16.503
Max: 98.029
Weighted Average: 41.841



    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                               ARM COLLATERAL TABLES

                                                                                           % OF
                                                            NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE
                                                            MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT
REMAINING PRINCIPAL BALANCE                                   LOANS         BALANCE       BALANCE      COUPON      BALANCE
-------------------------------------------------------  ---------------  ------------  -----------  -----------  ---------
1--25,000..............................................             6       137,765.04        0.55       11.234    22,961.00
25,001--50,000.........................................            37     1,485,013.72        5.89       10.517    40,136.00
50,001--75,000.........................................            85     5,271,828.46       20.90       10.298    62,022.00
75,001--100,000........................................            51     4,453,740.64       17.66       10.264    87,328.00
100,001 -125,000.......................................            29     3,192,320.48       12.66       10.094   110,080.00
125,001--150,000.......................................            17     2,358,420.89        9.35       10.528   138,731.00
150,001--175,000.......................................            10     1,598,501.38        6.34       10.195   159,850.00
175,001--200,000.......................................            12     2,248,256.64        8.91        9.866   187,355.00
200,001--225,000.......................................             7     1,497,059.91        5.94        9.931   213,866.00
225,001--250,000.......................................             5     1,189,745.52        4.72       10.096   237,949.00
250,001--275,000.......................................             1       259,876.88        1.03        9.680   259,877.00
325,001--350,000.......................................             1       339,860.15        1.35       10.340   339,860.00
350,001--375,000.......................................             2       738,705.44        2.93        9.724   369,353.00
450,001--475,000.......................................             1       451,623.35        1.79       10.300   451,623.00
                                                                  ---     ------------  -----------  -----------  ---------
Total:.................................................           264     25,222,718.50     100.00       10.207   95,541.00
                                                                  ---     ------------  -----------  -----------  ---------

                                                                  ---     ------------  -----------  -----------  ---------

                                                           WEIGHTED      WEIGHTED
                                                            AVERAGE       AVERAGE      PERCENT      PERCENT      PERCENT
                                                            STD REM      ORIGINAL      CASHOUT       FULL         OWNER
REMAINING PRINCIPAL BALANCE                                  TERM          CLTV         REFI          DOC       OCCUPIED
-------------------------------------------------------  -------------  -----------  -----------  -----------  -----------

1--25,000..............................................          331        63.827        67.35       100.00        65.13

25,001--50,000.........................................          353        74.292        92.56       100.00        91.29

50,001--75,000.........................................          354        81.025        84.61       100.00        93.35

75,001--100,000........................................          359        82.638        70.55       100.00        98.29

100,001 -125,000.......................................          351        83.370        68.25       100.00        96.73

125,001--150,000.......................................          358        85.602        46.38       100.00       100.00

150,001--175,000.......................................          358        82.561        41.19       100.00       100.00

175,001--200,000.......................................          358        78.698        16.32       100.00        91.35

200,001--225,000.......................................          358        87.102        58.08       100.00       100.00

225,001--250,000.......................................          358        81.520        60.09       100.00       100.00

250,001--275,000.......................................          358        86.670       100.00       100.00       100.00

325,001--350,000.......................................          358        85.000       100.00       100.00       100.00

350,001--375,000.......................................          357        81.841       100.00       100.00       100.00

450,001--475,000.......................................          357        77.930        ---         100.00       100.00
                                                                 ---    -----------  -----------  -----------  -----------

Total:.................................................          356        81.898        64.59       100.00        96.42

                                                                 ---    -----------  -----------  -----------  -----------

                                                                 ---    -----------  -----------  -----------  -----------

Min: 20,000.00
Max: 451,623.35
Average: 95,540.60


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                  % OF                                WEIGHTED      WEIGHTED
                   NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
                   MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
MORTGAGE RATES       LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
--------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------

7.501--8.000..              3       195,900.00        0.78        7.926   65,300.00          360        78.482       100.00

8.001--8.500..              5       502,430.48        1.99        8.384   100,486.00         337        76.556        43.08

8.501--9.000..             15     2,007,565.81        7.96        8.881   133,838.00         358        81.759        50.58

9.001--9.500..             30     2,917,743.36       11.57        9.331   97,258.00          359        78.971        60.26

9.501 -10.000.             59     5,667,533.79       22.47        9.786   96,060.00          356        83.679        65.56

10.001-10.500.             43     4,964,898.14       19.68       10.295   115,463.00         358        82.187        77.06

10.501-11.000.             61     5,126,255.39       20.32       10.790   84,037.00          352        81.953        60.98

11.001-11.500.             19     1,598,381.94        6.34       11.292   84,125.00          359        81.447        64.86

11.501-12.000.             18     1,662,591.96        6.59       11.700   92,366.00          354        83.488        61.87

12.001-12.500.              7       312,739.10        1.24       12.282   44,677.00          358        75.143        61.02

12.501-13.000.              3       208,178.53        0.83       12.598   69,393.00          359        89.341        58.80

13.001-13.500.              1        58,500.00        0.23       13.250   58,500.00          358        65.000       100.00
                         ---     ------------  -----------  -----------  ---------          ---    -----------  -----------

 Total:......            264     25,222,718.50     100.00       10.207   95,541.00          356        81.898        64.59
                         ---     ------------  -----------  -----------  ---------          ---    -----------  -----------
                         ---     ------------  -----------  -----------  ---------          ---    -----------  -----------


                        PERCENT      PERCENT
                         FULL         OWNER
MORTGAGE RATES            DOC       OCCUPIED
--------------        -----------  -----------

7.501--8.000......       100.00       100.00

8.001--8.500......       100.00       100.00

8.501--9.000......       100.00        96.89

9.001--9.500......       100.00        90.41

9.501 -10.000.....       100.00       100.00

10.001-10.500.....       100.00       100.00

10.501-11.000.....       100.00        95.54

11.001-11.500.....       100.00        87.84

11.501-12.000.....       100.00        94.63

12.001-12.500.....       100.00        84.64

12.501-13.000.....       100.00       100.00

13.001-13.500.....       100.00       100.00
                     -----------  -----------
Total:......             100.00        96.42
                     -----------  -----------
                     -----------  -----------

Min: 7.70
Max: 13.25
Weighted Average Coupon: 10.21


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                        % OF                                WEIGHTED      WEIGHTED
                         NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
MONTHS REMAINING TO      MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
 SCHEDULED MATURITY        LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
--------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
     121--180..                  4        244,748.70       0.97       10.179   61,187.00          178        77.342        91.44
     181--240..                  2        104,830.03       0.42       10.843   52,415.00          238        83.784       100.00
     301--360..                258     24,873,139.77      98.61       10.204   96,408.00          358        81.935        64.17
                               ---     ------------  -----------  -----------  ---------          ---    -----------  -----------
     Total:....                264     25,222,718.50     100.00       10.207   95,541.00          356        81.898        64.59
                               ---     ------------  -----------  -----------  ---------          ---    -----------  -----------


                        PERCENT      PERCENT
MONTHS REMAINING TO      FULL         OWNE
 SCHEDULED MATURITY       DOC       OCCUPIED
--------------------  -----------  -----------
     121--180..           100.00       100.00
     181--240..           100.00       100.00
     301--360..           100.00        96.37
                      -----------  -----------
     Total:....           100.00        96.42
                      -----------  -----------

     Min: 178.00
     Max: 360.00
     Weighted Average: 356.02


    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         % OF                                WEIGHTED      WEIGHTED
                          NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
                          MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
PRODUCT TYPE                LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
---------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
ARM--2 Year/6Month...           172     14,820,471.87      58.76       10.357    86,166.00         357        81.292        67.52
ARM--6 Month.........            85      9,589,807.86      38.02       10.003   112,821.00         355        82.561        62.32
ARM--2 Year/1 Year...             7        812,438.77       3.22        9.872   116,063.00         357        85.142        37.95
                                ---      ------------  -----------  -----------  ---------          ---    -----------       -----
Total:...............           264     25,222,718.50     100.00       10.207   95,541.00          356        81.898        64.59
                                ---     ------------  -----------  -----------  ---------          ---    -----------       -----


                         PERCENT      PERCENT
                          FULL         OWNER
PRODUCT TYPE               DOC       OCCUPIED
---------------------  -----------  -----------
ARM--2 Year/6Month...      100.00        95.73
ARM--6 Month.........      100.00        97.19
ARM--2 Year/1 Year...      100.00       100.00
                       -----------  -----------
Total:...............      100.00        96.42
                       -----------  -----------

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                              % OF                                WEIGHTED      WEIGHTED
                               NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE
    DISTRIBUTION OF LOAN       MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL
                PURPOSE         LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV
--------------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------
  Refinance--Cashout....             118     9,960,105.36       39.49       10.130   84,408.00          354        80.917
  Purchase..............              54     7,342,513.86       29.11       10.161   135,972.00         358        82.614
  Debt Consolidation....              73     6,330,477.35       25.10       10.373   86,719.00          357        83.044
  Refinance--Rate Term..              19     1,589,621.93        6.30       10.235   83,664.00          356        80.177
                                     ---     ------------  -----------  -----------  ---------          ---    -----------
  Total:................             264     25,222,718.50     100.00       10.207   95,541.00          356        81.898
                                     ---     ------------  -----------  -----------  ---------          ---    -----------


                              PERCENT      PERCENT      PERCENT
    DISTRIBUTION OF LOAN      CASHOUT       FULL         OWNER
                PURPOSE       REFI          DOC       OCCUPIED
--------------------------  -----------  -----------  -----------
  Refinance--Cashout....        100.00       100.00        96.14
  Purchase..............       --            100.00        94.97
  Debt Consolidation....        100.00       100.00        98.03
  Refinance--Rate Term..       --            100.00        98.49
                            -----------  -----------       -----
  Total:................         64.59       100.00        96.42
                            -----------  -----------       -----

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                   % OF                                WEIGHTED      WEIGHTED
DISTRIBUTION OF     NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
   OCCUPANCY        MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
    STATUS            LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
---------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
       Owner
   Occupied..             249    24,320,234.10       96.42       10.194   97,672.00          356        82.331        64.89
   Investment..            15       902,484.40        3.58       10.549   60,166.00          359        70.228        56.37
                          ---     ------------  -----------  -----------  ---------          ---    -----------       -----
   Total:...              264     25,222,718.50     100.00       10.207   95,541.00          356        81.898        64.59
                          ---     ------------  -----------  -----------  ---------          ---    -----------       -----


DISTRIBUTION OF    PERCENT      PERCENT
   OCCUPANCY        FULL         OWNER
    STATUS           DOC       OCCUPIED
---------------  -----------  -----------
       Owner
   Occupied..        100.00       100.00
   Investment..      100.00       --
                 -----------  -----------
   Total:...         100.00        96.42
                 -----------  -----------

    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                   % OF                             WEIGHTED    WEIGHTED
                       NUMBER OF    AGGREGATE    AGGREGATE   WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT      PERCENT
  DISTRIBUTION OF      MORTGAGE     PRINCIPAL    PRINCIPAL    AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT       FULL
   PROPERTY TYPES        LOANS       BALANCE      BALANCE     COUPON      BALANCE     TERM        CLTV         REFI          DOC
--------------------  -----------  ------------  ---------  -----------  ---------  ---------  -----------  -----------  -----------
Single Family
  Detached..........         243   22,846,606.50     90.58      10.216   94,019.00        356      82.264        64.95       100.00
2-4 Family                     5      960,398.91      3.81      10.278  192,080.00        358      76.320        79.76       100.00
PUD.................           6     776,656.24       3.08       9.812  129,443.00        358      81.539        34.38       100.00
Townhouse...........           3     206,100.00       0.82       9.825   68,700.00        359      79.330        43.30       100.00
Manufactured
  Housing...........           3     162,327.00       0.64      10.046   54,109.00        359      78.480       100.00       100.00
Single Family
  Attached..........           2     150,800.00       0.60      10.561   75,400.00        358      81.578        31.56       100.00
Condo...............           2     119,829.85       0.48      10.814   59,915.00        266      68.762       100.00       100.00
                      -----------  ------------  ---------  -----------  ---------  ---------  -----------  -----------  -----------
Total:..............         264   25,222,718.50    100.00      10.207   95,541.00        356      81.898        64.59       100.00
                      -----------  ------------  ---------  -----------  ---------  ---------  -----------  -----------  -----------


                        PERCENT
  DISTRIBUTION OF        OWNER
   PROPERTY TYPES      OCCUPIED
--------------------  -----------
Single Family
  Detached..........       97.67
2-4 Family                 79.76
PUD.................       92.48
Townhouse...........       43.30
Manufactured
  Housing...........      100.00
Single Family
  Attached..........      100.00
Condo...............      100.00
                      -----------
Total:..............       96.42
                      -----------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         % OF                                WEIGHTED      WEIGHTED
                          NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
                          MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
PREPAYMENT PENALTY          LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
---------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Prepayment Penalty...           186     16,846,022.44      66.79       10.107   90,570.00          355        81.859        69.21
No Prepayment
  Penalty............            78     8,376,696.06       33.21       10.408   107,394.00         357        81.977        55.29
                                ---     ------------  -----------  -----------  ---------          ---    -----------       -----
Total:...............           264     25,222,718.50     100.00       10.207   95,541.00          356        81.898        64.59
                                ---     ------------  -----------  -----------  ---------          ---    -----------       -----


                         PERCENT      PERCENT
                          FULL         OWNER
PREPAYMENT PENALTY         DOC       OCCUPIED
---------------------  -----------  -----------
Prepayment Penalty...      100.00        96.42
No Prepayment
  Penalty............      100.00        96.42
                       -----------       -----
Total:...............      100.00        96.42
                       -----------       -----

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                         % OF                                WEIGHTED      WEIGHTED
                          NUMBER OF      AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE      AVERAGE       AVERAGE      PERCENT
    GEOGRAPHICAL          MORTGAGE       PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT      STD REM      ORIGINAL      CASHOUT
  DISTRIBUTION (1)          LOANS         BALANCE       BALANCE      COUPON      BALANCE       TERM          CLTV         REFI
---------------------  ---------------  ------------  -----------  -----------  ---------  -------------  -----------  -----------
Arizona..............             3       411,000.00        1.63        9.012   137,000.00         359        79.092       --
California...........             8     1,620,600.00        6.43        9.110   202,575.00         359        81.325        52.20
Colorado.............             1       339,860.15        1.35       10.340   339,860.00         358        85.000       100.00
Florida..............            18     1,804,481.38        7.15       10.535   100,249.00         355        84.472        39.14
Georgia..............             4       427,085.04        1.69       11.017   106,771.00         358        85.489        52.94
Iowa.................             1       123,750.00        0.49       11.160   123,750.00         359        75.000       100.00
Idaho................             4       230,525.00        0.91        9.704   57,631.00          359        76.788        23.97
Illinois.............            12     1,500,210.60        5.95       10.667   125,018.00         358        83.319        94.72
Indiana..............            11       699,471.47        2.77       10.200   63,588.00          358        83.625       100.00
Kansas...............             1        47,000.00        0.19       10.050   47,000.00          359        69.120       100.00
Kentucky.............            11       501,454.44        1.99       10.707   45,587.00          339        80.723        78.07
Maryland.............            17     2,789,780.02       11.06       10.372   164,105.00         358        79.268        25.44
Michigan.............            66     5,671,134.70       22.48       10.350   85,926.00          355        81.875        81.63
Missouri.............             1        44,850.28        0.18       11.000   44,850.00          349        81.820       --
Montana..............             1       108,019.80        0.43       10.840   108,020.00         357        83.800       --
North Carolina.......            11       939,728.99        3.73        9.970   85,430.00          359        85.457        36.52
Ohio.................            61     4,702,249.12       18.64       10.042   77,086.00          354        80.643        87.51
Oregon...............             1        83,000.00        0.33        9.100   83,000.00          359        49.400       100.00
South Carolina.......             5       432,789.43        1.72        9.892   86,558.00          358        82.425        59.33
Tennessee............            15     1,355,735.00        5.38       10.162   90,382.00          358        84.784        53.49
Texas................             1        99,418.84        0.39       11.590   99,419.00          358        85.000       --
Utah.................             1       106,312.09        0.42       10.340   106,312.00         358        82.480       100.00
Virginia.............             6       907,281.88        3.60       10.361   151,214.00         357        84.269        40.64
Washington...........             1        95,000.00        0.38        9.600   95,000.00          358        84.070       --
Wisconsin............             3       181,980.27        0.72       10.366   60,660.00          358        84.067        53.51
                                ---     ------------  -----------  -----------  ---------          ---    -----------  -----------
Total:...............           264     25,222,718.50     100.00       10.207   95,541.00          356        81.898        64.59
                                ---     ------------  -----------  -----------  ---------          ---    -----------  -----------


                         PERCENT      PERCENT
    GEOGRAPHICAL          FULL         OWNER
  DISTRIBUTION (1)         DOC       OCCUPIED
---------------------  -----------  -----------
Arizona..............      100.00       100.00
California...........      100.00       100.00
Colorado.............      100.00       100.00
Florida..............      100.00        89.23
Georgia..............      100.00       100.00
Iowa.................      100.00       100.00
Idaho................      100.00        23.97
Illinois.............      100.00        95.85
Indiana..............      100.00       100.00
Kansas...............      100.00       100.00
Kentucky.............      100.00        72.61
Maryland.............      100.00       100.00
Michigan.............      100.00        98.66
Missouri.............      100.00       100.00
Montana..............      100.00       100.00
North Carolina.......      100.00       100.00
Ohio.................      100.00        95.86
Oregon...............      100.00       100.00
South Carolina.......      100.00       100.00
Tennessee............      100.00        95.40
Texas................      100.00       100.00
Utah.................      100.00       100.00
Virginia.............      100.00       100.00
Washington...........      100.00       100.00
Wisconsin............      100.00       100.00
                          -------      -------
Total:...............      100.00        96.42
                       -----------  -----------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                % OF                              WEIGHTED    WEIGHTED
CALENDAR YEAR    NUMBER OF     AGGREGATE     AGGREGATE     WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT      PERCENT
  OF             MORTGAGE      PRINCIPAL     PRINCIPAL      AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT       FULL
  ORIGINATION      LOANS        BALANCE       BALANCE       COUPON      BALANCE     TERM        CLTV         REFI          DOC
-------------  -------------  ------------  ------------  -----------  ---------  ---------  -----------  -----------  -----------

1996                     1        44,850.28        0.18      11.000     44,850.00    349       81.820       --           100.00
1997                   263    25,177,868.22       99.82      10.205     95,733.00    356       81.898        64.70       100.00
                     -----    ------------  ------------  -----------  ---------  ---------  -----------  -----------  -----------
Total:                 264    25,222,718.50      100.00      10.207     95,541.00    356       81.898        64.59       100.00
                     -----    ------------  ------------  -----------  ---------  ---------  -----------  -----------  -----------


CALENDAR YEAR    PERCENT
  OF              OWNER
  ORIGINATION   OCCUPIED
-------------  -----------
1996            100.00
1997             96.42
               ---------
Total:           96.42
               ---------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 COMBINED
 ORIGINAL                                  % OF                                 WEIGHTED    WEIGHTED
 LOAN-TO-      NUMBER OF    AGGREGATE     AGGREGATE     WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT
  VALUE        MORTGAGE     PRINCIPAL     PRINCIPAL      AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT
  RATIOS         LOANS       BALANCE       BALANCE       COUPON      BALANCE     TERM        CLTV         REFI
----------    -----------  ------------  ------------  -----------  ---------  ---------  -----------  -----------
                         --            --            --                      --         --           --           --
20.01 -  30.00       1         20,000.00        0.08      10.650   20,000.00       359       25.000       100.00
30.01 -  40.00       1         44,200.00        0.18       9.840   44,200.00       359       38.770       100.00
40.01 -  50.00       2        151,963.62        0.60       9.132   75,982.00       359       47.857       100.00
50.01 -  60.00       4        207,784.43        0.82      11.018   51,946.00       359       58.151        75.26
60.01 -  70.00      32      2,082,256.40        8.26      10.226   65,071.00       358       67.842        65.27
70.01 -  80.00      77      8,052,449.54       31.93       9.980  104,577.00       353       78.022        59.52
80.01 -  90.00     144     14,426,476.26       57.20      10.313  100,184.00       358       86.798        66.74
90.01 - 100.00       3        237,588.25        0.94      11.305   79,196.00       359       94.337        58.03
--------------  -------  ---------------  -----------  ---------  ----------  -----------  -----------  -----------
                       --               --           --                     --           --           --          --
Total:....         264     25,222,718.50      100.00      10.207   95,541.00       356       81.898        64.59
--------------  -------- ---------------  -----------  ---------  ----------  -----------  -----------  -----------
                       --               --           --                     --           --           --          --

--------------  -------  ---------------  ------------  ---------  ----------  ----------  -----------  ----------
                       --               --            --                     --          --           --           --

 COMBINED
 ORIGINAL
 LOAN-TO-        PERCENT        PERCENT
  VALUE           FULL           OWNER
  RATIOS           DOC         OCCUPIED
--------------   ---------    -----------
20.01  -  30.00   100.00      100.00
30.01  -  40.00   100.00      100.00
40.01  -  50.00   100.00      100.00
50.01  -  60.00   100.00       75.74
60.01  -  70.00   100.00       83.48
70.01  -  80.00   100.00       93.69
80.01  -  90.00   100.00      100.00
90.01  - 100.00   100.00      100.00
---------------  ---------  ---------
                          --
Total:....        100.00       96.42
---------------  ---------  ----------
                          --
Min: 25.00
Max: 97.14
Weighted Average:  81.90
                          --











    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


-------------
ORIGINAL                                       % OF                                WEIGHTED    WEIGHTED
LOAN- TO-       NUMBER OF       AGGREGATE     AGGREGATE     WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT
  VALUE          MORTGAGE       PRINCIPAL     PRINCIPAL      AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT
 RATIOS           LOANS          BALANCE       BALANCE       COUPON      BALANCE     TERM        CLTV         REFI
--------------  -----------     ------------  ----------    -----------  ---------  ---------  -----------  -----------
                             --             --           --                       --         --           --           --
10.001-- 20.000         1        50,602.00        0.20      11.800       50,602.00       239       88.000       100.00
20.001-- 30.000         1        20,000.00        0.08      10.650       20,000.00       359       25.000       100.00
30.001-- 40.000         1        44,200.00        0.18       9.840       44,200.00       359       38.770       100.00
40.001-- 50.000         2       151,963.62        0.60       9.132       75,982.00       359       47.857       100.00
50.001-- 60.000         4       207,784.43        0.82      11.018       51,946.00       359       58.151        75.26
60.001-- 70.000        32     2,082,256.40        8.26      10.226       65,071.00       358       67.842        65.27
70.001-- 80.000        77     8,052,449.54       31.93       9.980      104,577.00       353       78.022        59.52
80.001-- 90.000       143    14,375,874.26       57.00      10.308      100,531.00       358       86.794        66.62
90.001-- 100.000        3       237,588.25        0.94      11.305       79,196.00       359       94.337        58.03
--------------  ------------  ------------  -----------  ---------      ------------  -----------  --------  -----------
Total:...             264    25,222,718.50      100.00      10.207       95,541.00       356       81.898        64.59

-------------   -----------   ------------  -----------  ---------       -----------  -----------  --------  -----------

--------------  -----------   ------------  -----------  ---------      -----------   ------------  --------  -----------
                            --             --           --                         --             --        --            --


ORIGINAL
LOAN- TO-                     PERCENT     PERCENT
  VALUE                        FULL        OWNER
 RATIOS                         DOC       OCCUPIED
---------                   -----------  ---------
                                       --
10.001 -  30.000               100.00      100.00
20.001 -  30.000               100.00      100.00
30.001 -  40.000               100.00      100.00
40.001 -  50.000               100.00      100.00
50.001 -  60.000               100.00       75.74
60.001 -  70.000               100.00       83.48
70.001 -  80.000               100.00       93.69
80.001 -  90.000               100.00      100.00
90.001 - 100.000               100.00      100.00
----------------            -----------  ---------
                                       --
Total:...                      100.00       96.42
----------------            -----------  ---------
                                       --
Min:  19.10
Max:  97.14
Weighted Average:  81.76















    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equiXty loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                           % OF                                  WEIGHTED    WEIGHTED
DISTRIBUTION     NUMBER OF    AGGREGATE     AGGREGATE     WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT
  OF             MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT
  MARGINS          LOANS        BALANCE       BALANCE      COUPON      BALANCE     TERM        CLTV         REFI
---------------  -------------  ------------  -----------  -----------  ---------  ---------  -----------  -----------
                              --            --          --                       --         --           --           --
 4.500 -  4.999             2   205,250.00        0.81       9.411  102,625.00        358       84.989        64.19
 5.000 -  5.499             7  1,178,434.07       4.67      10.503  168,348.00        357       79.143        19.02
 5.500 -  5.999            21  2,168,799.14       8.60       9.747  103,276.00        358       81.068        30.52
 6.000 -  6.499            32  3,154,181.89      12.51       9.294  98,568.00         355       80.623        59.24
 6.500 -  6.999            49  5,143,482.31      20.39       9.800  104,969.00        356       81.159        74.23
 7.000 -  7.499            56  4,980,733.27      19.75      10.188  88,942.00         357       82.148        63.22
 7.500 -  7.999            47  4,672,334.96      18.52      10.539  99,411.00         354       83.599        77.25
 8.000 -  8.499            25  2,085,882.79       8.27      11.061  83,435.00         355       83.901        74.58
 8.500 -  8.999            11    751,780.36       2.98      11.591  68,344.00         358       81.624        74.46
 9.000 -  9.499             9    508,855.77       2.02      11.804  56,540.00         358       78.790        83.61
 9.500 -  9.999             4    318,602.96       1.26      12.231  79,651.00         359       83.438        73.08
11.000 - 11.499             1     54,380.98       0.22      11.090  54,381.00         358       85.000        100.00
---------------   ------------  -----------  -----------  ---------  ---------  -----------  -----------    ---------
                              --           --           --                    --           --            --           --
Total:...                 264 25,222,718.50     100.00      10.207  95,541.00         356       81.898         64.59
---------------   ------------  -----------  -----------  ---------  ---------  -----------  -----------
                              --           --           --                    --           --            --           --

----------------- ------------  -----------  -----------  ---------  ---------  -----------  -----------  -----------
                              --           --           --                    --           --            --           --



DISTRIBUT          PERCENT      PERCENT
  OF                FULL        OWNER
 MARGINS             DOC        OCCUPIED
----------------  -----------   ---------
                             --
 4.500  -  4.999     100.00      100.00
 5.000  -  5.499     100.00      100.00
 5.500  -  5.999     100.00      100.00
 6.000  -  6.499     100.00       94.44
 6.500  -  6.999     100.00       96.76
 7.000  -  7.499     100.00      100.00
 7.500  -  7.999     100.00       94.21
 8.000  -  8.499     100.00       95.67
 9.000  -  9.499     100.00       88.12
 9.500  -  9.999     100.00       78.32
11.000  - 11.499     100.00      100.00
                     100.00      100.00
------------------  ---------   --------
                              --
Total:...            100.00       96.42
 ------------------  ---------   --------
                               --
Min:  4.950
Max:  11.090
Weighted Average:  7.038














    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

DISTRIBUTION
   OF                                        % OF                                 WEIGHTED    WEIGHTED
 MAXIMUM         NUMBER OF     AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT
MORTGAGE         MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT
  RATES           LOANS        BALANCE       BALANCE      COUPON      BALANCE     TERM        CLTV         REFI
---------      -------------  ------------  -----------  -----------  ---------  ---------  -----------  -----------
                            --             --          --                      --         --           --           -
14.001--14.500            1     110,000.00       0.44       8.050  110,000.00        359       73.330       --
14.501--15.000           10   1,301,595.68       5.16       8.729  130,160.00        358       79.702        64.70
15.001--15.500           12   1,776,769.25       7.04       9.108  148,064.00        352       81.098        37.94
15.501--16.000           20   2,366,128.99       9.38       9.432  118,306.00        358       83.979        25.92
16.001--16.500           27   2,772,550.08      10.99       9.832  102,687.00        358       78.364        63.42
16.501--17.000           52   4,698,623.36      18.63       9.900   90,358.00        356       82.807        75.60
17.001--17.500           41   3,922,752.65      15.55      10.312   95,677.00        358       82.366        90.88
17.501--18.000           59   5,118,518.02      20.29      10.903   86,755.00        352       82.442        62.36
18.001--18.500           17   1,439,881.94       5.71      11.314   84,699.00        359       81.454        58.31
18.501--19.000           15   1,188,630.62       4.71      11.682   79,242.00        353       83.549        79.12
19.001--19.500            7     319,089.38       1.27      12.105   45,584.00        357       76.702        59.80
19.501--20.000            3     208,178.53       0.83      12.598   69,393.00        359       89.341        58.80
---------------  ------------  -----------  -----------  -------- ------------  -----------  -----------  -----------
                             --           --           --                     --          --            --           --
Total:...               264   25,222,718.50    100.00      10.207  95,541.00         356       81.898        64.59
---------------  ------------ ------------  -----------  ---------  ---------  -----------  -----------   ------------
                             --           --           --                     --          --            --           --
--------------   -----------  -------------  -----------  ---------  ---------  -----------  -----------     ----------
                            --             --           --                    --           --            --            --


DISTRIBUT
   OF
 MAXIMUM           PERCENT          PERCENT
MORTGAGE            FULL             OWNER
  RATES              DOC            OCCUPIED
---------         --------        -----------
                               --
14.001 - 14.500         100.00      100.00
14.501 - 15.000         100.00      100.00
15.001 - 15.500         100.00      100.00
15.501 - 16.000         100.00       97.36
16.001 - 16.500         100.00       89.91
16.501 - 17.000         100.00      100.00
17.001 - 17.500         100.00      100.00
17.501 - 18.000         100.00       95.53
18.001 - 18.500         100.00       86.50
18.501 - 19.000         100.00       92.49
19.001 - 19.500         100.00       84.95
19.501 - 20.000         100.00      100.00
---------------       ---------    ----------
                                --
Total:...               100.00       96.42
---------------       ---------    ----------
                                --

Min:  14.050
Max:  19.600
Weighted Average:  16.946

--------------        ----------   ------------
                                 --














    This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


DISTRIBUTION
   OF                                         % OF                              WEIGHTED    WEIGHTED
 MINIMUM        NUMBER OF     AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT
MORTGAGE        MORTGAGE      PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT
  RATES           LOANS        BALANCE       BALANCE      COUPON      BALANCE     TERM        CLTV         REFI
---------     -------------  ------------  -----------  -----------  ---------  ---------  -----------  -----------
 7.001-- 7.500          1     130,500.00        0.52      11.000    130,500.00       358       75.000           --
 8.001-- 8.500          1     110,000.00        0.44       8.050    110,000.00       359       73.330           --
 8.501-- 9.000         13   1,507,456.32        5.98       8.766    115,958.00       358       78.777        69.52
 9.001-- 9.500         27   2,774,368.72       11.00       9.199    102,754.00       355       78.504        51.86
 9.501--10.000         47   4,525,453.53       17.94       9.667     96,286.00       356       83.336        56.96
10.001--10.500         39   4,001,141.64       15.86      10.188    102,593.00       358       80.884        71.54
10.501--11.000         62   5,319,654.58       21.09      10.414     85,801.00       357       83.590        65.55
11.001--11.500         25   2,780,164.82       11.02      10.750    111,207.00       358       83.127        79.79
11.501--12.000         30   2,933,960.10       11.63      11.234     97,799.00       348       82.562        60.36
12.001--12.500         10     531,619.01        2.11      11.759     53,162.00       358       79.386        88.24
12.501--13.000          6     445,666.18        1.77      12.071     74,278.00       358       84.814        80.75
13.001--13.500          3     162,733.60        0.65      12.298     54,245.00       355       76.934        35.95
-------------  ------------  -----------   -----------  ---------  -----------  -----------  ---------   ---------
Total:...             264  25,222,718.50      100.00      10.207     95,541.00       356       81.898        64.59
-------------  ------------  -----------   -----------  ---------  -----------  -----------  ---------   ---------



DISTRIBUT
   OF
 MINIMUM              PERCENT      PERCENT
MORTGAGE               FULL         OWNER
  RATES                 DOC       OCCUPIED
--------------      -----------   --------
 7.001-- 7.500         100.00      100.00
 8.001-- 8.500         100.00      100.00
 8.501-- 9.000         100.00      100.00
 9.001-- 9.500         100.00       93.68
 9.501--10.000         100.00       98.62
10.001--10.500         100.00       97.39
10.501--11.000         100.00       97.62
11.001--11.500         100.00       93.01
11.501--12.000         100.00       93.47
12.001--12.500         100.00       90.96
12.501--13.000         100.00      100.00
13.001--13.500         100.00      100.00
                   -----------  ---------
Total:...              100.00       96.42
                   -----------  ---------
Min: 7.250
Max: 13.500
Weighted Average: 10.478

------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

DISTRIBUTION                                 % OF                              WEIGHTED    WEIGHTED
 OF MORTGAGE    NUMBER OF    AGGREGATE     AGGREGATE    WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT
  NEXT RATE     MORTGAGE     PRINCIPAL     PRINCIPAL     AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT
 CHANGE DATE      LOANS       BALANCE       BALANCE      COUPON      BALANCE     TERM        CLTV         REFI
-------------  -----------  ------------  -----------  -----------  ---------  ---------  -----------  ----------
    1997-10              1     44,850.28        0.18      11.000    44,850.00        349      81.820           --
    1997-11              2    236,347.00        0.94      10.336   118,174.00        356      73.747        24.51
    1997-12             15  2,220,548.46        8.80      10.377   148,037.00        357      79.377        36.32
    1998-01             28  2,888,813.92       11.45      10.126   103,172.00        350      81.946        62.67
    1998-02             29  3,090,856.20       12.25       9.837   106,581.00        355      85.473        83.87
    1998-03              8    851,892.00        3.38       9.439   106,487.00        359      83.825        77.93
    1998-04              2    256,500.00        1.02       8.772   128,250.00        360      85.993        17.54
    1999-04              1    245,646.42        0.97      11.625   245,646.00        357      79.990           --
    1999-05              1     88,147.85        0.35      11.875    88,148.00        356      90.000       100.00
    1999-06              9  1,434,062.19        5.69      10.340   159,340.00        357      81.746        72.01
    1999-07             59  4,440,247.05       17.60      10.457    75,258.00        357      81.691        69.52
    1999-08             69  6,364,210.13       25.23      10.102    92,235.00        356      81.851        59.65
    1999-09             37  2,713,697.00       10.76      10.533    73,343.00        357      80.872        72.36
    1999-10              3    346,900.00        1.38      10.028   115,633.00        360      75.066       100.00
               -----------  ------------  -----------  -----------  ---------  ---------  -----------  -----------
Total:.......         264  25,222,718.50      100.00      10.207    95,541.00        356      81.898        64.59
               -----------  ------------  -----------  -----------  ---------  ---------  -----------  -----------



DISTRIBUTION
 OF MORTGAGE      PERCENT     PERCENT
  NEXT RATE         FULL        OWNER
 CHANGE DATE        DOC      OCCUPIED
-------------  -----------   --------
    1997-10     100.00        100.00
    1997-11     100.00        100.00
    1997-12     100.00         95.30
    1998-01     100.00         98.62
    1998-02     100.00         95.97
    1998-03     100.00        100.00
    1998-04     100.00        100.00
    1999-04     100.00        100.00
    1999-05     100.00        100.00
    1999-06     100.00        100.00
    1999-07     100.00         97.45
    1999-08     100.00         96.05
    1999-09     100.00         90.09
    1999-10     100.00        100.00
               -----------  ---------
Total:.......   100.00         96.42
               -----------  ---------

------------------------
This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                          % OF                              WEIGHTED    WEIGHTED
            NUMBER OF    AGGREGATE     AGGREGATE     WEIGHTED     AVERAGE    AVERAGE     AVERAGE      PERCENT
LIEN         MORTGAGE    PRINCIPAL     PRINCIPAL      AVERAGE     CURRENT    STD REM    ORIGINAL      CASHOUT
  POSITION    LOANS       BALANCE       BALANCE       COUPON      BALANCE     TERM        CLTV         REFI
----------  ----------  ------------  ------------  -----------  ---------  ---------  -----------  ----------
 1st Lien        263   25,172,116.50        99.80      10.204    95,711.00       356       81.886        64.52
 2nd Lien          1       50,602.00         0.20      11.800    50,602.00       239       88.000       100.00
            ----------  ------------  ------------  -----------  ---------  ---------  -----------  ----------
Total:....       264   25,222,718.50       100.00      10.207    95,541.00       356       81.898        64.59
            ----------  ------------  ------------  -----------  ---------  ---------  -----------  ----------



              PERCENT      PERCENT
LIEN           FULL         OWNER
POSITION        DOC        OCCUPIED
----------  ----------  -----------
1st Lien        100.00       96.41
2nd Lien        100.00      100.00
            -----------  ---------
Total:....      100.00       96.42
            -----------  ---------

------------------------

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by EquiVantage Inc. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.